UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2014

STAPLES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2013, Staples announced that Joe Doody, President North American Commercial, has been named Vice Chairman, effective February 2, 2014. In his new role, Mr. Doody will lead Staples’ strategic reinvention and will have responsibility for strategic planning and business development as well as the company’s operations in Australia, New Zealand and high-growth markets.

 Item 7.01     Regulation FD Disclosure
Also effective February 2, 2014, Shira Goodman, Executive Vice President, Global Growth, has been named President, North American Commercial.

A copy of the press release announcing the appointments of Mr. Doody and Ms. Goodman is attached to this Current Report on Form 8-K as Exhibit 99.1.

 Item 9.01     Financial Statements and Exhibits
The exhibit listed on the Exhibit Index immediately preceding such exhibit is furnished as part of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 30, 2014	Staples, Inc.

		By:	/s/ MICHAEL T. WILLIAMS
Michael T. Williams
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 30, 2014.